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                                                                   EXHIBIT 10.10

                               ADMISSION AGREEMENT


                  This ADMISSION AGREEMENT (this "Agreement") is made to be effective as of the 8th day of September, 1999, by and between Robert N. Clark, as Trustee under the 1999 Grantor Retained Annuity Trust Created by Carol A. Clark dated September 8, 1999 ("Assignee"), and Carol A. Clark ("Assignor"), under the following circumstances:

                  A. Assignor owns, of record and beneficially, 22,275 common shares of DPEC, Inc., an Ohio corporation ("DPEC"), evidenced by certificate no. 30, and Assignor is transferring to Assignee 4,000 of such common shares (the "Shares") effective as of September 8, 1999.

                  B. The terms of the trust instrument governing Assignee are summarized in a letter, dated September 8, 1999, from Barry R. Robinson to Michel A. Cline, a copy of which is attached to this Agreement.

                  C. Assignor is party to a certain Fourth Amended and Restated Shareholders Agreement, dated August 27, 1999 (the "Shareholders Agreement"), by and among Assignor, DPEC, Frances Papalios and Frances Papalios, as Grantor and Trustee of the Frances Papalios Trust, and a certain Registration Rights Agreement, dated May 10, 1996 (the "Registration Rights Agreement"), by and among Assignor, DPEC and certain other persons.

                  D. The Registration Rights Agreement grants to the Company the right to admit a person as a party to the Registration Rights Agreement if such person agrees in writing to be bound by the terms of the Registration Rights Agreement; and

                  E. The Shareholders Agreement provides that it may be amended only by a writing signed by all of the parties thereto.

                  NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                  1. AGREEMENT. By Assignee's execution of this Agreement, Assignee agrees to be a party to, and to be bound by the terms of, the Shareholders Agreement and the Registration Rights Agreement.

                  2. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of, and be binding upon, the respective successors and assigns of each of the parties hereto, subject to the provisions of the Shareholders Agreement and the Registration Rights Agreement.


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                  3. APPLICABLE LAW. The construction and performance of this
Agreement shall be governed by the laws of the State of Ohio without giving effect to the choice of law provisions thereof.

                  4. MISCELLANEOUS. This Agreement may be terminated, amended, supplemented, waived or modified only by an instrument in writing signed by the party against whom enforcement of the termination, amendment, supplement, waiver or modification is sought.

                  5. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

                  6. AGREEMENT. Assignor and Assignee agree that Assignee shall be deemed to be a member of "Carol's Family" for purposes of the Shareholders Agreement and the Registration Rights Agreement.

                  7. RELIANCE. DPEC, Frances Papalios and Frances Papalios, as Grantor and Trustee of the Frances Papalios Trust, as parties to the Shareholders Agreement and the Registration Rights Agreement, shall be entitled to rely on this Agreement.

                  IN WITNESS WHEREOF, effective as of the 8th day of September, 1999, each of the parties hereto has executed and delivered this Agreement.


                                               ASSIGNEE:

                                               ROBERT N. CLARK, AS TRUSTEE UNDER
                                               THE 1999 GRANTOR RETAINED ANNUITY
                                               TRUST CREATED BY CAROL A. CLARK
                                               DATED SEPTEMBER 8, 1999


                                               /s/ Robert N. Clark
                                               ---------------------------------
                                               Robert N. Clark, as Trustee

                                               ASSIGNOR:


                                               /s/ Carol A. Clark
                                               ---------------------------------
                                               Carol A. Clark, Individually


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                               CONSENT AND WAIVER

                  Effective as of the 8th day of September, 1999, each of the undersigned hereby consents to the Admission Agreement, to the transfer of the Shares described in the Admission Agreement and to the admission of Assignee as a party to the Shareholders Agreement and the Registration Rights Agreement pursuant to the Admission Agreement, and each of the undersigned hereby waives any right to purchase the Shares on account of such transfer.


                                   DPEC, INC.


                                  By: /s/ Gary Qualmann
                                      ------------------------------------------
                                      Gary Qualmann, its Chief Financial Officer


                                  /s/ Frances Papalios
                                      ------------------------------------------
                                      Frances Papalios, Individually

                                  FRANCES PAPALIOS, AS GRANTOR AND
                                  TRUSTEE OF THE FRANCES PAPALIOS
                                  TRUST


                                  By: /s/ Frances Papalios
                                      ------------------------------------------
                                      Frances Papalios, as Grantor and Trustee


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